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                                  EXHIBIT 10.12






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                            NON-COMPETITION AGREEMENT


     THIS NON-COMPETITION AGREEMENT, ("Agreement") is entered into and is effective on this __ day of September, 1995, by and between Host Funding, Inc., a Maryland corporation, (the "Company") and Guy E. and Dorothy Hatfield ("Hatfield"), with reference to the following facts:

     A. On April 1, 1995, the Company acquired four limited-service hotels from an affiliate of Hatfield pursuant to an agreement known as the Contribution and Assumption Agreement.

     B. Late in 1995, the Company will consummate various transactions (the "Formation Transactions") which will cause the Company to become involved in the acquisition of hotel properties throughout the United States, with an emphasis on the limited-service segment of the hotel industry.

     C. Guy E. Hatfield is a Non-Independent Director of the Company and Dorothy Hatfield is the wife of Guy E. Hatfield.

     D. Hatfield and/or his affiliates own numerous limited-services hotels throughout the United States.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   PURPOSE

     The purpose of this Agreement is to establish guidelines for the competitive relationship between the Company and Hatfield and/or his affiliates.

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     2.   NON-COMPETITION

     Hatfield agrees that, for a period of five (5) years from the date of this Agreement, he shall not:

               (A) Enter, directly or indirectly, into the employment of, or render, directly or indirectly, any services (whether as a director, officer, agent, representative, independent contractor, consultant or advisor or any other similar relationship or capacity),to any Person (such person is referred to as a "Competitor") which provides those services, or which otherwise competes with, or carries on a similar business to any business now carried on by the Company within five (5) miles of the counties in which the Company carries on a similar business (the "Territory"), whether such business is carried on by the Company or by a successor or assign in any of these counties;

               (B) Engage, directly or indirectly, in any such business in the Territory as a Competitor;

               (c) Become interested, directly or indirectly, in any such Competitor as an individual proprietor, franchisee, partner, joint venturer, stockholder, principal, member, investor, trustee or any other similar other relationship or capacity;

               (D) Directly or indirectly, by sole action or in concert with others, solicit, induce or influence, or seek to solicit, induce or influence, any Person who is engaged by the Company as an employee, agent, independent contractor or otherwise, to leave the employ of the Company or any successor or assign;

               (E) Directly or indirectly, by sole action or in concert with others, solicit,


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               induce or influence, or seek to solicit, induce or influence, any customer or client of the Company; and

               (F) Use, divulge, furnish or make accessible to any Person (other than at the written request of the Company) any secret, confidential or proprietary knowledge or information of the Company including, but not limited to, any trade secrets, financial information, customer or client lists, marketing methods, data, properties, specifications, personnel organization or internal affairs of the Company.

     3.   SEPARATE COVENANTS

     The agreements contained in Section 2 shall be construed as a series of separate covenants, one for each activity Hatfield and his affiliates, capacity in which Hatfield and his affiliates are prohibited from competing and each part of the Territory in which the Company is carrying on in such activity.

     4.   INTENT; SEVERABILITY

     The parties to this Agreement recognize that the territorial and time restrictions set forth herein are reasonable, not burdensome and are properly required for the adequate protection of the Company and its stockholders. If such territorial or time restrictions or any other provision contained herein shall be deemed to be illegal, unenforceable or unreasonable by a court of competent jurisdiction, Hatfield agrees to submit to the reduction of such territorial or time restriction or other provision to such an area or period as such court shall deem reasonable.

     5.   INJUNCTIVE RELIEF

     Hatfield acknowledges that (i) the covenants and the restrictions contained in Section 2 are


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a material factor to his execution of the Agreement and are necessary and required for the protection of the Company, (ii) such covenants relate to matters that are of a special, unique and extraordinary character that gives each of such covenants a special, unique and extraordinary value, and (iii) a breach of any of such covenants will result in irreparable harm and damages to the Company in an amount difficult to ascertain and which cannot be adequately compensated by a monetary award. Accordingly, in addition to any of the relief to which the Company may be entitled at law or in equity, the Company shall be entitled to temporary and/or permanent injunctive relief from any breach or threatened breach by Hatfield of the provisions of Section 2 without proof of actual damages that have been or may be caused to the Company by such breach or threatened breach.

     6.   EXCEPTION TO COVENANTS

     The parties hereby agree that there shall be one (1) exception to the covenants made by Hatfield in Section 2 of this Agreement. The terms of the exception are the following:

               (A) Notwithstanding the terms of this Agreement, and more specifically, the covenants contained in Section 2 of this Agreement, Hatfield and/or his affiliates shall have the right to own, operate, and manage the hotel known as the Hatfield Inn located in Sikeston, Missouri.

               (B) Additionally, Hatfield and/or his affiliates are not subject to the covenants contained in Section 2 of this Agreement with respect to and only with respect to the Hatfield Inn located in Sikeston, Missouri.

     7.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Hatfield as follows:

               (A)  Host Funding has full power and authority to enter into this


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               Agreement.

               (B) This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     8.   GENERAL.

               (A) The parties hereby confirm and ratify the matters contained and referred to in the preamble to this Agreement and agree that the same are expressly incorporated into this Agreement.

               (B) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings and negotiations, whether oral or written, and there are no other general or specific warranties, representations or other agreements except as herein specifically set forth.

               (c) Whenever the singular, plural, masculine, feminine or neuter is used throughout this Agreement the same shall be construed as meaning the singular, plural, masculine, feminine or neuter wherever the fact or context so requires.

               (D) All of the covenants, warranties and representations contained in this Agreement shall survive the closing and completion of this transaction and shall not merge on the closing of the transaction, but shall continue to be in full force and effect for the benefit of the parties.

               (E) The parties hereto covenant and agree to do such things and execute such further documents, agreements, instruments or assurances as may


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               reasonably be required by any other party hereto from time to time in order to carry out the terms of this Agreement in accordance with their true intent.

               (F) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland. The parties hereto submit to the jurisdiction of the Courts of the State of
               Maryland in connection with any dispute under     this Agreement.

               (G)  Time shall be of the essence of this Agreement.

               (H) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

               (I) This Agreement may be signed or executed in separate counterparts and the signing or execution of each counterpart shall have the same effect as the signing or execution of a single original document.

               (J) Representations and warranties of the parties hereto shall survive the closing of the transaction contemplated herein.


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     IN WITNESS WHEREOF, this Agreement has been executed as of the date first hereinabove written.

                              "HATFIELD"


                              ____________________________________
                              Guy E. Hatfield

                              ____________________________________
                              Dorothy Hatfield



                              "THE COMPANY"

                              HOST FUNDING, INC.
                              a Maryland corporation


                              ____________________________________
                              By:  Michael S. McNulty
                              Its: President


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